UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2020

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 1.01	Entry into a Material Definitive Agreement.

Bond Offering

On June 30, 2020, Spectrum Brands, Inc. (the “Company”), a wholly owned subsidiary of SB/RH Holdings, LLC (“SB/RH Holdings”) which is a wholly owned subsidiary of Spectrum Brands Holdings, Inc. (“SBH” and, together with its consolidated subsidiaries, “Spectrum Brands,” “we,” “us” or “our”) completed its offering (the “Offering”) of an aggregate principal amount of $300 million of its 5.50% Senior Notes due 2030 (the “Notes”) and entered into the indenture governing the Notes (the “2030 Indenture”), among the Company, the guarantors named therein and US Bank National Association, as trustee.

The Notes offered in the Offering will not be registered under the Securities Act of 1933, as amended, and may not and will not be offered or sold in the United States absent such registration or an exemption from the registration requirements of such Act. This report shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such an offering or sale would be unlawful. The 2030 Indenture will not be qualified under the Trust Indenture Act.

Certain terms and conditions of the Notes are as follows:

Maturity. The Notes mature on July 15, 2030.

Interest. The Notes accrue interest at a rate of 5.50% per year. Interest on the Notes is paid semi-annually on each January 15 and July 15, commencing on January 15, 2021.

Issue Price. The issue price of the Notes is 100.00% of par.

Guarantees. The Notes are unconditionally, jointly and severally guaranteed, on a senior unsecured basis, by SB/RH Holdings, the Company’s direct parent, and all of the Company’s domestic subsidiaries that guarantee indebtedness under the Company’s credit facilities (including the Company’s secured credit facilities) or any of the Company’s existing notes.

Ranking. The Notes and the guarantees are senior unsecured obligations of the Company and the guarantors and rank equally in right of payment with all of the Company’s and the guarantors’ existing and future senior indebtedness and rank senior in right of payment to all of the Company’s and the guarantors’ future indebtedness that expressly provides for its subordination to the Notes and the guarantees. However, the Notes are effectively junior to any of the Company’s secured indebtedness, including all indebtedness under the Company’s secured credit facilities, to the extent of the value of the assets securing such indebtedness. In addition, the Notes are structurally subordinated to all indebtedness and other liabilities of the Company’s subsidiaries that do not guarantee the Notes.

Optional Redemption. On or after July 15, 2025, the Company may redeem some or all of the Notes at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest. In addition, prior to July 15, 2025, the Company may redeem the Notes at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, plus accrued and unpaid interest. Before July 15, 2023, the Company may redeem up to 35% of the Notes, including additional notes, with an amount of cash equal to the net proceeds of equity offerings at a price equal to 105.500% of the principal amount plus accrued and unpaid interest, provided that at least 65% of the aggregate principal amount of the Notes remains outstanding after the redemption.

Change of Control. If a change of control occurs, each holder of Notes may require the Company to repurchase all or a portion of its Notes for cash at a price equal to 101% of the aggregate principal amount of such Notes, plus any accrued and unpaid interest to the date of repurchase.

Certain Covenants. The 2030 Indenture governing the Notes contains covenants limiting, among other things, the ability of the Company and its direct and indirect restricted subsidiaries to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of capital stock; purchase or redeem capital stock; make investments or certain other restricted payments; sell assets; issue or sell stock of restricted subsidiaries; enter into transactions with affiliates; or effect a consolidation or merger. These covenants are subject to a number of important exceptions and qualifications.

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Events of Default. The 2030 Indenture contains customary events of default which could, subject to certain conditions, cause the Notes to become immediately due and payable, including, but not limited to, the failure to make premium or interest payments; failure by the Company to accept and pay for Notes tendered when and as required by the change of control and asset sale provisions of the 2030 Indenture; failure to comply with the merger covenant in the 2030 Indenture; failure to comply with certain agreements in the 2030 Indenture following notice by the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding; a default under any mortgage, indenture or instrument caused by a failure to pay any indebtedness at final maturity after the expiration of any applicable grace period or that results in the acceleration of any indebtedness prior to its express maturity, if the amount of such indebtedness aggregates $75 million or more; failure to pay final judgments entered by a court or courts of competent jurisdiction aggregating $75 million or more (excluding amounts covered by insurance), which judgments are not paid, discharged or stayed, for a period of 60 days; and certain events of bankruptcy or insolvency.

This summary does not purport to be complete and is qualified in its entirety by reference to the form of the Notes and the 2030 Indenture, which are filed as Exhibit 4.1 hereto and are incorporated herein by reference. Interested parties should read these documents in their entirety.

Amended and Restated Credit Agreement

On June 30, 2020, the Company and SB/RH Holdings entered into the Amended and Restated Credit Agreement (the “Credit Agreement”), by and among the Company, SB/RH Holdings, the guarantors party thereto, Royal Bank of Canada, as the administrative agent, and the lenders party thereto from time to time. The proceeds of the Credit Agreement will be used for general corporate purposes.

The Credit Agreement refinances the Company’s previously existing credit facility and includes certain modified terms from the previously existing revolving credit facility, including extending the maturity to June 30, 2025. The Credit Agreement is otherwise provided on the same terms and conditions as the previously existing revolving credit facility.

The material terms of the Credit Agreement are described below.

Facility under the Credit Agreement

The facility (the “Revolving Facility”) under the Credit Agreement consists of a $600 million revolving credit facility (with a U.S. dollar tranche and a multicurrency tranche).

The aggregate commitment amount with respect to (a) the U.S. dollar tranche of the Revolving Facility is $500 million and (b) the multi-currency tranche of the Revolving Facility is $100 million. The commitment fee rate will be equal to 0.45% of the unused commitments under the Revolving Facility, each of which may be reduced in three increments of 0.05% based on achieving certain total net leverage ratios specified in the Credit Agreement.

Interest Rate

All outstanding amounts under the U.S. dollar tranche (if funded in U.S. dollars) will bear interest, at the option of the Company, at a rate per annum equal to (x) the LIBO Rate (as defined in the Credit Agreement), adjusted for statutory reserves, plus a margin ranging between 1.75% to 2.75% per annum or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.75% per annum.

The multi-currency tranche (if funded in Euros) will bear interest, at the option of the Company, at a rate per annum equal to the LIBO Rate, adjusted for statutory reserves, plus a margin ranging between 1.75% to 2.75% per annum. The multi-currency tranche (if funded in Canadian dollars) will bear interest, at the Company’s option, at a rate per annum equal to (x) the BA Rate (as defined in the Credit Agreement), plus a margin ranging between 1.75% to 2.75% per annum or (y) the Canadian Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.75% per annum.

The margin in each of the foregoing is determined based on certain total net leverage ratios specified in the Credit Agreement.

Prepayment Provisions

The Credit Agreement does not contain any mandatory prepayment provisions with respect to the Revolving Facility, except in the event that the overall exposure exceeds the commitments under the Revolving Facility.

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Voluntary prepayments of borrowings under the Credit Agreement are permitted at any time, in agreed-upon minimum principal amounts. Prepayments are not subject to premium or penalty (except customary LIBOR breakage costs, if applicable).

Guarantees and Security

Obligations under the Credit Agreement and, at the Company’s option, under certain interest rate protection or other hedging arrangements and certain cash management arrangements (collectively, the “Secured Obligations”) are guaranteed by SB/RH Holdings and the direct and indirect wholly-owned material domestic subsidiaries of SB/RH Holdings, other than the Company (the “Subsidiary Guarantors”), subject to certain exceptions, pursuant to the Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Royal Bank of Canada, as administrative agent and collateral agent (the “Loan Guaranty”).

The Secured Obligations are secured by first-priority liens on substantially all of the assets of the Company and the Subsidiary Guarantors and on the equity interests of the Company directly held by SB/RH Holdings pursuant to the Security Agreement, dated as of June 23, 2015, by and among the Company, SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Royal Bank of Canada, as collateral agent (the “Security Agreement”).

Maturity and Other

The Revolving Facility will mature on June 30, 2025.

The Credit Agreement contains customary affirmative and negative covenants, including, but not limited to, restrictions on the Company and its restricted subsidiaries’ ability to incur indebtedness, create liens, make investments, pay dividends or make certain other distributions, and merge or consolidate or sell assets, in each case subject to certain exceptions set forth in the Credit Agreement.

The foregoing summary is not complete and is qualified entirely by reference to the full text of the applicable documents. The Credit Agreement, the Loan Guaranty and the Security Agreement are each attached hereto as exhibits and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Forward-Looking Statements

We have made, implied or incorporated by reference certain forward-looking statements in this current report on Form 8-K. All statements, other than statements of historical facts included or incorporated by reference in this current report on Form 8-K, including, without limitation, statements regarding the Offering, the Revolving Facility, the refinancing of our existing revolving facilities, our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, information concerning expected actions of third parties, retention and future compensation of key personnel, our ability to meet environmental, social, and governance goals and statements regarding the expected impact of the COVID-19 pandemic are forward-looking statements. When used in this current report on Form 8-K, the words future, anticipate, pro forma, seeks, intend, plan, envision, estimate, believe, belief, expect, project, forecast, outlook, goal, target, could, would, will, can, should, may and similar expressions are also intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Because these forward-looking statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the impact of the COVID-19 pandemic on our customers, employees, manufacturing facilities, suppliers, the capital markets and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (2) the impact of our indebtedness on our business, financial condition and results of operations; (3) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (4) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (5) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do

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business; (6) the impact of fluctuations in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (7) interest rate and exchange rate fluctuations; (8) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (9) competitive promotional activity or spending by competitors, or price reductions by competitors; (10) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (11) the impact of actions taken by significant stockholders; (12) changes in consumer spending preferences and demand for our products, particularly in light of the COVID-19 pandemic and economic stress; (13) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (14) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Plan), cost efficiencies (including at our manufacturing and distribution operations) and cost savings; (15) the seasonal nature of sales of certain of our products; (16) the effects of climate change and unusual weather activity, as well as further natural disasters and pandemics; (17) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (18) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (19) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (20) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (21) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data; (22) changes in accounting policies applicable to our business; (23) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (24) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (25) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (26) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (27) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries; (28) the effects of political or economic conditions, terrorist attacks, acts of war, natural disasters, public health concerns or other unrest in international markets; (29) our ability to achieve our goals regarding environmental, social and governance practices; and (30) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including the 2019 Annual Report and the Second Quarter 10-Q.

Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this current report on Form 8-K is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission (the “SEC”), we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Indenture governing the Notes, dated as of June 30, 2020, among Spectrum Brands, Inc., the guarantors party thereto and US Bank National Association, as trustee.
10.1

Amended and Restated Credit Agreement, dated as of June 30, 2020 among the Company, SB/RH Holdings, the guarantors party thereto, the lenders party thereto from time to time, and Royal Bank of Canada, as the administrative agent.

10.2	Security Agreement, dated as of June 23, 2015, by and among the Company, SB/RH Holdings, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as collateral agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) on June 23, 2015 (File No. 001-34757)).
10.3	Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) on June 23, 2015 (File No. 001-34757)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Corporate Secretary and General Counsel

SB/RH HOLDINGS, LLC

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Corporate Secretary and General Counsel

Dated: June 30, 2020